Fees Summary	Nov. 14, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	223,496.58
Total Transaction Valuation	1,459,807,821.82
Total Offset Amount	0.00
Net Fee	$ 223,496.58